Investor Update

U.S. Commercialization of SGX301 in the Treatment of Cutaneous T-Cell Lymphoma



January 26, 2021

Forward-Looking Statements

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, prospective products and product candidates and their development, regulatory approvals, ability to commercialize our products and product candidates and attract collaborators, reimbursement for our product candidates, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, our ability to obtain and maintain intellectual property protection for our product candidates and their development, competing therapies, and future results of current and anticipated products and product candidates, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, many of which are disclosed in detail in our reports and other documents filed with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances, or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Soligenix, Inc. internal estimates and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates.

Welcome & Agenda

Today's Objectives

- Provide an overview of the CTCL treatment landscape
- Provide an overview of the SGX301 U.S. commercialization plan
- Discuss the value proposition for SGX301

Today's Agenda

- CEO's Introduction (C. Schaber)
- CTCL Overview & Current Treatment of Early-Stage Disease (Dr. Kim)
- SGX301 Phase 3 Data (Dr. Kim)
- A Practitioner's View of the Phase 3 Data (Dr. Poligone)
- SGX301 U.S. Commercial Planning (M. Young and D. Ring)
- Q&A

U.S. commercialization of SGX301 a First-in-Class Therapy

- Framework for commercialization success in the U.S.
  - We have compelling Phase 3 data where there is no FDA approved first-line therapy and where a clear unmet medical need exists
  - We have established strong relationships with many KOLs during the conduct of the Phase 3 study that will provide support and expertise moving forward
  - We have a strong partner in Daavlin for the manufacturing and distribution of the companion light device
  - We have secured the Pontifax debt financing to fund the commercial build and launch
  - The concentrated CTCL prescriber base allows for a very efficient commercial footprint

SGX301 Treatment Regimen


SGX301
Topical Synthetic Hypericin
13 oz

+



- Patient applies topical synthetic hypericin ointment at home 18-24 hours prior to visiting office for light therapy

- Visible non-UV light therapy administered for about 4-7 minutes 2x week by physician or nurse technician in office

Source: Soligenix primary market research

SGX301 a Significant Near Term Commercial Opportunity Addressing a Clear Unmet Need

Unmet Need

- Clinicians see need for additional treatment options with fewer side effects
- Most patients cycle through several treatments over course of their disease
- Chronic nature of early stage CTCL and dissatisfaction with current therapies provides opportunity for SGX301

Positive Feedback

- Derms like *efficacy* of SGX301; rapid response with equal effect on both patches and plaques
- Derms like *safety* of SGX301; use of safe, visible light vs. UV light exposure
- 4 of 5 Derms likely to prescribe SGX301

Efficient Commercialization

- Planned launch focused on high volume CTCL specialists
- Targeted sales force of ~20 reps; reaching >80% of high volume prescribers
- Partnership with medical device company, Daavlin, allows convenient end-to-end business solution for companion light unit to customers

Sales Potential

- Anticipated US launch 2H 2022
- Estimated US peak annual sales of >$90M; with life cycle management upside
- Competing 2nd line products with inferior profiles have achieved similar sales

>$90M US Annual Net Sales

Source: Soligenix primary market research

Agenda

- ➢ CEO’s Introduction
- ➢ **CTCL Overview & Current Treatment of Early-Stage Disease**
- ➢ SGX301 Phase 3 Data
- ➢ A Practitioner’s View of the Phase 3 Data
- ➢ SGX301 U.S. Commercial Planning
- ➢ Q&A

Ellen Kim, M.D.


Ellen J. Kim, M.D.
Dermatology

- Professor of Dermatology,
- Medical Director, Perelman Center for Advanced Medicine Dermatology Clinic, Hospital of the University of Pennsylvania, Philadelphia, PA.
- Lead Principal Investigator in the Phase 3 FLASH (Fluorescent Light Activated Synthetic Hypericin) trial

Cutaneous T-Cell Lymphoma – Disease Overview

- **Cutaneous T-cell lymphoma (CTCL)**
  - Rare class of Non-Hodgkin's Lymphoma (NHL)
  - Malignant T-cells migrate to the skin
  - Cancer forms patches, lesions or tumors
- **CTCL affects over 40,000 NHL patients worldwide; currently no cure**
- **Two main subtypes of CTCL**
  - Mycosis fungoides (MF) – Early-stage (I-IIA) most common, 88% 5-year survival rate
  - Sézary syndrome (SS) – Advanced-stage, 24% 5-year survival rate

Mycosis Fungoides

- Rare primary cutaneous T-cell lymphoma
- Derived from skin homing T-cells
- Sporadic
- Scaly patches, plaques in a “bathing trunk distribution”
- Chronic, recurrent
- Mimics benign conditions
- Can progress: tumors, erythroderma
- *De novo* erythroderma, LAD, keratoderma: Sezary Syndrome





Disease Staging

- **EARLY STAGE**
  - IA (T1a, T1b -limited patches or plaques)
  - IB (T2a, T2b - generalized patches or plaques)
  - IIA (patch/plaque & reactive N1 nodes)

- **ADVANCED STAGE**
  - IIB (T3, tumor)
  - III (T4, erythroderma >= 80% BSA)
  - IVA (B2 blood and/or N3 nodal disease)
  - IVB (M1, visceral disease)

Stage IA MF/CTCL: Overall survival same as age matched controls


A
Probability of Survival (%)
100
80
60
40
20
0
5
10
20
30
Time Since Diagnosis (years)
IA
IB
IIA
IIB
IIIA
IIIB
IVA1
IVA2
IVB









Agar et al. JCO. 2010

SOLIGENIX

Mycosis Fungoides/Sezary Syndrome Prognosis

- **Overall 5-year survival: 74.5%**
  - Stage IA 94%
  - Stage IVA1 37%
  - Median survival of Sezary Syndrome pts = 3.1 yrs
- **Disease progression in 34% of pts**
  - T1a (limited patch) = 9%
  - T4 (erythrodermic) = 66%
- **26% patients died of MF**

Agar JCO. 2010;28(31):4730.

Early-stage disease (IA-IIA)

- **70% of all MF/SS patients have early-stage disease**
  - Patients with limited patch disease T1a **do not need extensive staging work up** (flow cytometry blood, scans), and **can pursue active surveillance**.
  - 85% will need only skin directed therapy
  - Active surveillance for T1a asymptomatic disease is an option
  - 15% will be refractory and require added systemic therapy

NCCN guidelines 2018 Trautinger et al. E J Cancer. 2017; 77:57.

Treatment goals

- Improve skin appearance & symptoms >= 50% baseline
- Can take 4-24 months for full response
- May need maintenance therapy
- Can repeat prior prescriptions
- Cost considerations are important
- Cure: not possible in most patients
- Minimize long term toxicity of skin treatment
  - Key concerns: NMSCA, melanoma, actinic damage, skin fragility

Current CTCL Treatment Map



IA (limited patch, plaque)
IB/IIA (generalized patch, plaque)
IIB (tumors)
III (erythroderma)
IV (nodal/visceral involvement)
Low
High
Disease Severity
TOPICAL TX
Topical Corticosteroids
Bexarotene gel
Mechlorethamine gel
NB UVB
PUVA
PUVA+IFN/Other
Photopheresis
Oral Bexarotene
Electron Beam
Mogamulizimab
Denileukin diftitox (*currently unavailable*)
Chemotherapy/AlloSCT
Therapy Armnementarium

Diagram adapted from: M. Duvic, Hematology , Dec2015

Principles of Skin Directed Therapies

- 70% of MF/CTCL at diagnosis have early-stage disease (Stage IA-IIA)
- MF/CTCL is an incurable chronic, indolent disorder in most patients
- Symptoms of early MF/CTCL include itch, burning, scaling, cosmetic disfigurement
- Skin directed therapies (SDTs) are the primary treatment in early stage disease, and is often continued adjunctively in advanced stage patients
- Goals of therapy:
  - Improve skin symptoms and health-related quality of life
  - Prevent infection
  - Prevent disease progression
  - Minimize long term toxicity

Current Treatment Guidelines

National Comprehensive Cancer Network®

NCCN Guidelines Version 1.2021
Mycosis Fungoides/Sezary Syndrome

NCCN Guidelines Index
Table of Contents
Discussion

SUGGESTED TREATMENT REGIMENS[a,b]

SKIN-DIRECTED THERAPIES	
Skin-Limited/Local (For limited/localized skin involvement) **(in alphabetical order)**	***Skin-Generalized (For generalized skin involvement)*** **(in alphabetical order)**
• Local radiation (ISRT) (8–12 Gy; 24–30 Gy for unilesional presentation)[c] • Phototherapy (UVB, NB-UVB for patch/thin plaques; PUVA/UVA1 for thicker plaques or tumors)[d,e] • Topical carmustine (category 2B) • Topical corticosteroids[f] • Topical imiquimod • Topical mechlorethamine (nitrogen mustard) • Topical retinoids (bexarotene, tazarotene)	• Phototherapy (UVB, NB-UVB, for patch/thin plaques; PUVA/UVA-1)[e] • Topical corticosteroids[f] • Topical mechlorethamine (nitrogen mustard) • TSEBT (12–36 Gy)[c,g,h]

Benefits and Risks of Skin Directed Therapies

- Topical steroids
  - Inexpensive, available, work quickly
  - CONS: Not approved for CTCL, long term use – atrophy, striae, easy bruising, systemic absorption (secondary adrenal insufficiency), compatible with many other SDTs
- Topical retinoids (bexarotene, tazarotene*)
  - Safe for long term use (no skin atrophy), effective for folliculotropic disease
  - CONS: Indicted as 2nd line in CTCL, expensive, high incidence of irritant dermatitis, cannot use on large body surface area, slow acting, cannot use in body folds
- Topical chemotherapy (mechlorethamine, compounded carmustine*)
  - Safer than topical steroids for long term use (no skin atrophy), can use localized or generalized.
  - CONS: Indicted as 2nd line in CTCL, expensive, 20% incidence of irritant or allergic contact dermatitis, avoid body folds and mucous membranes, alkylating agent, needs refrigeration, telangiectasias/hyperpigmentation (carmustine), slow acting (4-24 months for full response)

***Off label use but on NCCN guidelines**

Benefits and Risks of Skin Directed Therapies

- Topical imiquimod* – topical immunotherapy (TLR agonist)
  - Can use in genital area safely, can see responses relatively soon (6-12 weeks)
  - CONS: cost, high incidence of inflammation at application site, only available in small quantities so can only do localized treatment
- Phototherapy (UVB, PUVA, excimer laser, UVA)
  - Used for more generalized skin disease (except excimer)
  - 2-3x/weekly at local dermatology office for 4-24 months
  - Home phototherapy units also available
  - Avoids messy creams
  - CONS: Not approved in CTCL, no rigorous studies supporting use in CTCL, cost, travel time, short term risk of sunburn, long term risk of sun damage, premature skin aging, increased risk of skin cancers (SCC, BCC, melanoma), misses sanctuary sites (scalp/eyelids/body folds/genitals/palms/soles)

***Off label use but on NCCN guidelines**

Benefits and Risks of Skin Directed Therapies

- Radiation therapy
  - Localized – readily available
  - Generalized - Total skin electron beam – only available at specialized centers
  - Highly effective, more effective than topicals or phototherapy for plaque/tumor disease, relatively quick time to response.
  - CONS: cost, travel time, short term radiation dermatitis, hair loss, nail shedding, sweat glands affected

Use of Skin Directed Therapies in MF/CTCL

- No one "best" therapy – few large randomized controlled trials comparing agents
- Initial choice will depend on many factors - type of skin lesions, location, co-morbidities, patient's insurance plan, physician preference.
- Most patients will end up utilizing many different SDTs through their lifetime
- Courses of SDTs can be repeated multiple times if disease recurs
- SDTs are often combined, sometimes in same patient
  - Phototherapy and topical steroids
  - Topical chemotherapy and topical steroids
  - Topical retinoids and topical steroids

Agenda

- ➢ CEO's Introduction
- ➢ CTCL Overview & Current Treatment of Early Stage Disease
- ➢ **SGX301 Phase 3 Data**
- ➢ A Practitioners' View of the Phase 3 Data
- ➢ SGX301 U.S. Commercial Planning
- ➢ Q&A

Ellen Kim, M.D.


Ellen J. Kim, M.D.
Dermatology

- Professor of Dermatology,
- Medical Director, Perelman Center for Advanced Medicine Dermatology Clinic, Hospital of the University of Pennsylvania, Philadelphia, PA.
- Lead Principal Investigator in the Phase 3 FLASH (Fluorescent Light Activated Synthetic Hypericin) trial

SGX031 Phase 3 FLASH (Fluorescent Light Activated Synthetic Hypericin) Trial Summary

SGX301 Treatment Regimen


SGX301
Topical Synthetic Hypericin
13 oz

+



- Patient applies topical synthetic hypericin ointment at home 18-24 hours prior to visiting office for light therapy
- Visible **non-UV light** therapy administered for about 4-7 minutes 2x week by physician or nurse technician in office

Source: Soligenix primary market research

Mechanism of Action of Hypericin


Hypericin
Supercharged by Visible Light
Hypericin (excited state)
Tissue oxygen
Visible Light 500-650 nm (Yellow)
Hypericin (ground state)
Free radicals, singlet oxygen
Localized, directed, cellular toxicity
Induced apoptosis

Pivotal Phase 3 FLASH Trial Design Challenges

- CTCL is an indolent disease but is cancer
  - Prolonged use of placebo problematic
  - 2 months of placebo considered longest period acceptable
- CTCL prevalence is low
  - Study needed to be appealing for both recruiting and retention
  - Randomized portion of trial 2:1 drug : placebo
  - Optional, “compassionate-use” portion at end of study

Pivotal Phase 3 FLASH Trial Design

- Phase 3, placebo-controlled, double-blind, multi-center pilot study
  - 169 patients with Stage IA, IB or IIA CTCL
  - Randomized 2:1 0.25% SGX301 ointment to placebo
    - Opaque covering
    - 18-24 hours after application, fluorescent bulb, cool-white, light therapy
  - Three cycles of treatment given
  - In each cycle, therapy given 2x week for 6 weeks with 2-week rest prior to assessment
  - Light dose started at dose of 5 J/cm^2 with increases of 1 J/cm^2 until evidence of effect

Pivotal Phase 3 FLASH Trial Design

- Cycle 1
  - Double-blind
  - 3 index lesions treated
  - Primary efficacy (biologic activity) endpoint for trial
- Cycle 2
  - Open-label
  - 3 index lesions treated
  - Extended clinical efficacy endpoint for trial
- Cycle 3
  - Optional, compassionate-use
  - All desired lesions treated

Pivotal Phase 3 FLASH Trial Endpoint

- Primary Endpoint- Cycle 1
  - Percent of patients achieving a treatment success (≥50% improvement)
  - Assessed with the standard Composite Assessment of Index Lesion Severity (CAILS) scoring system
  - Cumulative score of the 3 index lesions at the Cycle 1 evaluation visit (Week 8) compared to the total CAILS score at baseline
- Secondary Endpoints- Cycle 2 and 3
  - Assessment of index lesions after 12 and 18 weeks of continued SGX301 therapy

Efficacy of SGX301

- Cycle 1:
  - Primary Endpoint statistically significant ($p=0.04$)
- Cycle 2:
  - Statistically significant improvement in treatment response to 40% ($p<0.0001$) after additional 6 weeks of therapy
- *Optional (safety)* Cycle 3:
  - Statistically significant improvement in treatment response to 49% ($p<0.0001$) after additional 12 weeks of therapy

Skin Penetration of Light Wavelengths


SGX301 +
Visible Light
Sebaceous gland
Melanocyte
Melanin
UV Light
Blue Light
Green Light
Yellow Light
Red Light
mm
1
2
3
4
5
EPIDERMIS
DERMA
FAT

Efficacy of SGX301 In Patch and Plaque Lesions

- Efficacy seen in patch (no lesion elevation), plaque (lesion elevation) and even thick (>1 mm raised) plaque lesions



Percent Responders
50
40
30
20
10
0
0
5
10
15
20
Week
Patch
Plaque
Thick Plaque

- UV treatments known to be useful against patches but lacking in efficacy against plaques

Expected Safety of SGX301

- Non-mutagenic
- Minimized exposure of healthy skin to drug
  - Applied only on cancerous lesions
- Minimizes healthy cell damage
  - Selective uptake by malignant cells
  - Selective uptake in malignant T-cells compared to healthy T-cells of 10- to 14-fold
- Activated with non-carcinogenic visible light

Safety of SGX301

- SGX301 treatments well tolerated
  - Severe acute adverse events reported in <2% of patients requiring discontinuation of treatment (burning sensation with light therapy)
  - Other therapies with up 25% acute discontinuation due to severe allergic reactions, blistering and skin infections

Agenda

- CEO's Introduction
- CTCL Overview & Current Treatment of Early Stage Disease
- SGX301 Phase 3 Data
- **A Practitioner's View of the Phase 3 Data**
- SGX301 U.S. Commercial Planning
- Q&A

Brian Poligone, M.D., Ph.D.



- Expertise in Clinical Trials for Mycosis Fungoides and as a Basic Lab Scientist studying mouse models
- Director of Cancer Biology Research Rochester Skin Lymphoma Medical Group, PLLC
- Dermatology and Post-doc Fellowship in Immunology-Yale
- Internship-Stanford
- Medical School and Graduate School-University of North Carolina

My Experience With SGX301

- Lead Enroller in the FLASH Study
- In my opinion, there is a need NOW for this therapy
  - No cure exists for early-stage disease
  - My preference in early-stage disease is to treat patients:
    - Through skin directed therapies whenever possible
    - Have my patients on a therapy that is effective in:
      - ✓ Reducing their disease burden
      - ✓ Exhibiting the lowest side effect profile possible

What I Have Seen With My Patients

- All of my patients showed benefit of treatment with SGX301
- The application of the drug was:
  - Simple and intuitive for my patients
  - Accomplished without issue and delivered precisely to active disease
- The administration of the light therapy:
  - Standard and quick
  - Provided me the opportunity to note my patients progress in real time on a weekly basis
  - Well tolerated

How SGX301 Compares to Current Therapies

- Available therapies are either not indicated for CTCL or indicated as 2nd line
  - No currently available treatments for my patients are approved as 1st line
- SGX301 would not have these limitations
- Ability to prescribe it 1st line to ALL of my early-stage patients

How SGX301 Compares to Available Topical Therapies

- Most topical therapies currently available are:
  - Not as effective as desired
  - Are not as well tolerated due to side effects
- SGX301 was very well tolerated
- We saw effect in reduction of disease and symptoms quickly
- Many of the patients showed a durable resolution of disease

How SGX301 Compares to Available Phototherapy

- Ultraviolet Therapy carries inherent risks and limitations
  - Patients have a risk of developing skin cancers
  - We are generally "capped" at the total number of light treatments due to this increased risk from cumulative exposure
  - Phototherapy treats the entire skin surface of a patient, exposing the entire body to UV radiation, not just the affected disease areas
- SGX301 is *Visible* light therapy - NOT UV
  - Visible light has no inherent risks from exposure
  - The application of the ointment provides a targeted approach to treating the disease
    - We are only treating the skin areas where the disease manifests

SGX301 is Effective Across All Early-Stage Disease Types

- SGX301 efficacy on patch and plaque type disease is very compelling and unique
  - Other skin directed therapies are less effective in thicker plaque type disease, limiting my treatment choices

- SGX301 is not limited by disease type
  - I can and have used SGX301 in patch and plaque type disease to good effect
  - Will reduce my need to convert to or add systemic therapies

SGX301 Has Shown Efficacy In Rare, Hard To Treat CTCL Subsets

- Certain subtypes of disease with deeper tissue level of involvement such as folliculotropic mycosis fungoides are more difficult to treat
- SGX301 has shown to be very effective in treating this subset of disease
  - Patient case study was presented at the World Congress for Cutaneous Lymphomas
  - This patient who had previously failed multiple other therapies eventually achieved a complete response after treatment with SGX301
  - Perhaps most compelling are the long term responses


SGX301 +
Visible Light
Sebaceous gland
Melanocyte
Melanin
EPIDERMIS
DERMA
FAT
UV Light
Blue Light
Green Light
Yellow Light
Red Light
mm
1
2
3
4
5

Takeaways of SGX301 Data From My Clinical Perspective

- Effective in treating early stage CTCL
  - Effect is noted early in treatment and continues to increase over time
- Well Tolerated
  - Compared to other therapies, the side effect profile is very low
  - Patients were able to continue on therapy
- The combined safety and efficacy provides an option that is greatly needed for my patients

My Clinical Perspective On SGX301

- SGX301 could be an option considered for all early-stage patients
- Fills a current need in the treatment landscape
- Continue to treat to maximal effect
- Maintenance therapy
- The availability of home use could be a game changer

Agenda

- CEO's Introduction
- CTCL Overview & Current Treatment of Early Stage Disease
- SGX301 Phase 3 Data
- A Practitioner's View of the Phase 3 Data
- **SGX301 U.S. Commercial Planning**
- Q&A

Michael W. Young



- Chief Marketing Officer (Acting) / Strategic Consultant
  - Oncology/Hematology Commercial Leader
  - Head of Marketing - Ligand Pharmaceuticals
  - VP, Strategy – Klick Health (Digital Health)
  - VP, Business Dev – PAREXEL, PPD (CROs)
  - 20+ global product launches including Targretin, Targretin gel, ONTAK
  - Board of Directors, Cutaneous Lymphoma Foundation

Early stage CTCL is a chronic disease with a high unmet medical need

- Cutaneous T-cell lymphoma (CTCL), is a rare, indolent form of Non-Hodgkin's Lymphoma (NHL), ~4% of all NHL
  - Typical time to first diagnosis = 5 years (trained dermatologist, skin biopsy)
  - Ave. lifespan after diagnosis = 15-25 years (many patients do not progress)
- Two main subtypes of CTCL: Mycosis fungoides (MF) and Sézary syndrome (SS)
  - MF most common form of CTCL (early-stages I-IIA = ~70% of MF pts.)
  - **MF chronic condition, 88% 5-year survival rate**
  - SS advanced-stage, 24% 5-year survival rate
- Skin typically appears with flat, scaly patches resembling a rash ("patches"), or thick raised lesions ("plaques")



Patch



Plaque



Tumor

- CTCL Incidence: US ~1,200-1,500 new cases / yr
- CTCL prevalence: US ~30,0000 /EU ~20,000

CTCL Patient Stratification by Stage*


1%
<1%
6%
6%
9%
39%
39%
IA IB IIA IIB IIIA IIIB IVB

- Early Stage Disease Represents the vast majority of patients: (87%)
  - Stage IA = 39%
  - Stage IB = 39%
  - Stage IIA = 9%
- **Our target population is in excess of 27,000 patients in the US**


CTCL Survival Curves**
Survival
1.00
0.90
0.80
0.70
0.60
0.50
0
12
24
36
48
60
Time since diagnosis (months)
Stage = IA
Stage = IB
Stage = IIA

*Y. Kim, R. Hoppe, "Staging and prognosis of mycosis fungoides and Sézary syndrome"; Wolters Kluwer **UpToDate**®, Jan 09, 2019.

**Agar et al, JCO 2010; Kempf et al, Blood 2011; Willemze, Blood 1997; Willemze et al, Annals Oncol 2011; Kim et al, Arch Dermatol 2003

SOLIGENIX

Early stage CTCL is typically diagnosed and treated by Dermatologist KOLs at CTCL Centers of Excellence


Initial presentation
Diagnosis
Initial treatment
Long term management
Primary Care Physician
Community Dermatologist
Community Dermatologist
Community Dermatologist
Patient with undiagnosed MF
If a Derm is not comfortable managing MF, they will refer to a CTCL center
~50 CTCL centers in US, nearly all were sites in our Ph 3 clinical trial
Community Dermatologist
CTCL CoE Dermatologist
CTCL CoE Dermatologist
CTCL CoE Dermatologist
When a region has a known CTCL KOL who may be a hem/onc, patients may be directly referred.
CoE Hem/Onc
CoE Hem/Onc
CoE Hem/Onc

Source: Soligenix primary market research conducted 2Q20

The Dermatologist KOLs play a pivotal role in the treatment of early stage CTCL

- Most patients who go to a KOL for diagnosis will stay with the KOLs for their care and treatment
- For those that return to their referring physician (typically for logistical reasons or travel distances) the KOL stays involved and directs the care through the local dermatologist
- There is a subset of community dermatologists who treat early stage CTCL and are comfortable in their diagnostic and therapeutic decision-making abilities

Source: Soligenix primary market research conducted 2Q20

Significant Opportunity for Improvement to Current Treatment Paradigm for Early Stage CTCL

Early Stage CTCL Treatment Paradigm

Empiric Tx

Topical steroids
(Typically pre-Dx, not often efficacious; not approved for CTCL)

CTCL Dx Tx

SGX301
(1st line)[1]

Mechlorethamine
(2nd line)

nbUVB[2]
(Not approved for CTCL)

Topical Retinoids
(2nd line)

PUVA[3]
(Not approved for CTCL)

Current Treatment Landscape

Because of chronic nature of early stage CTCL and long-term treatment cycles, clinicians choose therapies with better safety profiles first and foremost

Clinicians see critical need for additional treatment options with fewer side effects

NB UVB and PUVA are not targeted therapies and have serious side effects with extended use (e.g., melanoma)

NB UVB is used on 20%-50% of early-stage CTCL patients, despite not being approved

"[We] only have two FDA approved drugs with lots of side effects." — *Specialist Dermatologist at Center of Excellence*

Source: Soligenix primary market research

1 = Subject to FDA approval. 2 = Narrow Band UltraViolet B light therapy. 3 = Psoralen + UltraViolet A light therapy

The incurable nature of early stage CTCL, lack of satisfaction with current therapies and long duration of treatment, provides an opportunity for SGX301

- Early stage CTCL is a chronic condition and the market is unsatisfied with current treatments
- Therapies are often used concomitantly rather than in a strictly sequential approach
- Most patients will ultimately cycle through many different treatments; it is a question of "when" not "if" a patient will be switched to another therapy
- 2-4 lines of therapy are typical for early stage CTCL
- SGX301 will garner business from new patients and switches due to the very fluid treatment paradigm in early-stage CTCL

Lines of Therapy



Dermatologist
Oncologist
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% of respondents
4%
0%
30%
20%
52%
40%
10%
20%
4%
7%
0%
13%
1
2
3
4
5
>5
lines of therapy

Source: Soligenix primary market research

The profile of SGX301 is seen as superior to existing therapies for early stage CTCL

- Derms like that SGX301 is equally effective on both patches and plaques (response rate of 37%, p=0.0009 and 42%, p<0.0001, respectively) after 12 weeks of treatment; they feel that nbUVB has reasonable efficacy on patches but limited efficacy on plaques
- Derms like SGX301's safety and tolerability, especially the lack of cumulative toxicities
- Derms view SGX301 as being better than currently available options across all 5 aspects tested
- The likely twice weekly regimen for SGX301 is viewed as a benefit over the typical three times a week for nbUVB



Evaluation of SGX301 TPP to Current Therapies
Much better than current options
Much worse than current options
3.00
2.00
1.00
0.00
-1.00
-2.00
-3.00
1.88
1.44
1.08
1.08
0.56
Lack of cumulative toxicities
Safety / tolerability limited to localized skin reactions
Dosing frequency
40% patients having a >50% reduction in CAILS score within first 12 weeks
16% patients having a >50% reduction in CAILS score within first 6 weeks

Source: Soligenix primary market research

SGX301 will be rapidly integrated into most physicians' clinical practices

4 of 5 Derms likely to prescribe SGX301

- Vast majority of prescribers will immediately switch some patients to SGX301 upon FDA approval
- While topical steroids remain a common 1st line Tx, SGX301 expected to be used in 20%-30% of 1st line early-stage patients
- 1st line FDA indication will drive increased usage
- Majority of community Derms think SGX301 will replace nbUVB over time

Projected Usage of SGX301


70
60
50
40
30
20
10
0
47%
18%
20%
3%
2%
1%
Topical Setroids Alone
SGX301
NB UVB +/- Steroids
Targretin Gel +/- Steroids
PUVA +/- Steroids
Valchlor +/- Steroids
Others

Source: Soligenix primary market research

Physician perceptions of SGX301 are positive

“. . . You get 40% reduction, 50% reduction in a plaque in the first 12 weeks. That's comparable or probably even better than what UVB could do. That's where I use PUVA or PUVA and interferon, is people who have plaque stage disease. If I had my druthers, I would go straight to that [SGX301] rather than treat them with UVB.”

- Specialist Dermatologist at Center of Excellence

“I'd be very likely to prescribe it . . . because there are not a lot of options that are available for patients with early-stage CTCL.”

- Specialist Dermatologist at Center of Excellence

Source: Soligenix primary market research

SGX301 will be adopted rapidly and used ahead of currently available therapies



Majority of Diagnosed Patients
Very Few Patients
IA (limited patch, plaque)
IB/IIA (generalized patch, plaque)
IIB (tumors)
III (erythroderma)
IV (nodal/visceral involvement)
TOPICAL TX
Topical Corticosteroids *
SGX301
Mechlorethamine gel
Bexarotene gel
NB UVB*
PUVA *
1st Line*

Diagram adapted from: M. Duvic, Hematology , Dec2015

* Subject to FDA approval. Source: Soligenix primary market research conducted 2Q20. * indicates not approved for CTCL. Systemic oncolytics (e.g. Mogamulizumab, Brentuximab Vedotin and HDACs) are used in late stage CTCL.

SOLIGENIX

Phototherapy is a mainstay treatment of early stage CTCL

SGX301 Treatment Regimen


SGX301
Topical Synthetic Hypericin
13 oz

+



Patient applies topical synthetic hypericin ointment at home 18-24 hours prior to visiting office for light therapy

Visible non-UV light therapy administered for about 4-7 minutes 2x week by physician or nurse technician in office

- Treating dermatologists are experienced administering phototherapy
- Approximately 80% of community dermatology practices have light units available
- 100% of the ~50 US CTCL clinics currently administer UV phototherapy, despite UV not being approved for CTCL
- Many examples of successful dermatology phototherapy combination products (Levulan+Blu-U, Uvadex+Therakos, Metvixia-PDT)
- SGX301 utilization has potential to grow significantly with transition to home use, which is part of commercial strategy

"I trained in '90s, and some of my mentors … used [UV] light therapy without thinking twice; now you are exchanging [CTCL], a disease that will not harm you, for [skin cancers and melanoma], something that is not only disfiguring but also a more life-threatening disease." — Specialist Dermatologist

Source: Soligenix primary market research

We have forged a partnership with Daavlin, a global leader in phototherapy products

- We have an exclusive Manufacturing, Distribution and Services Agreement with Daavlin
- Daavlin is a leading manufacturer of phototherapy products used world-wide by dermatologists and patients to treat skin disorders
  - Corporate headquarters and manufacturing plant are located in Bryan, Ohio.
- Partnering with Daavlin allows us to leverage their technical, manufacturing and commercial capabilities in both US and Europe, to rapidly and efficiently distribute the SGX301 companion light device

SOLIGENIX + Daavlin

The Soligenix-Daavlin partnership provides a complete end-to-end business solution for our physician customers

Reimbursement Support
SOLIGENIX & Daavlin

Clinical Support
SOLIGENIX



Customer Call Center
Daavlin

Co-Pay Support
SOLIGENIX

Ordering & Delivery to clinic and home
Daavlin

Maintenance & Service
Daavlin

The companion light device was developed to be used specifically with SGX301 and is ready for commercialization



- Leveraged an existing light platform that Daavlin has produced and sold for more than 10 years
- Developed to be used specifically with SGX301
- Equipped with Daavlin's latest touch screen and Clear Link data logging controller
- Capable of producing thousands of units per year
- Ready for commercialization in US and Europe



A concentrated prescriber base allows for an efficient commercial footprint

- Planned launch focused on high volume specialists and their referral base in the community
- Likely sales force deployment of ~20 reps; reaching >80% of high volume prescribers



Suggested Sales Rep Deployment*
Cutaneous Lymphoma Treatment Center
CTCL Treaters
(ICD10: C84A)
Oncologist
Dermatologist

*Preliminary analysis – territory alignment exercise leveraging additional data will be needed to configure actual territories

Sources: Optum Clinformatics (UHC medical claims); Cutaneous Lymphoma Foundation

Payers are likely to cover the drug and light treatment if it is shown to be safe and efficacious

- SGX301 drug product will be covered under Medicare Prescription Drug Part D
  - As a rare disease, CTCL treatment does not have a large financial impact on payers
  - Payers expect to require only a simple prior authorization attesting to diagnosis (ICD-10)
  - Payers will categorize SGX301 as a specialty drug requiring coinsurance of 15-25%
- SGX301 light treatment will be reimbursed under a CPT code
  - Reimbursement level for light therapy will be influenced by payments under miscellaneous code and current PDT reimbursement
- Payers will rely on CTCL KOLs (many of whom participated in the FLASH trial) to advise on coverage decisions
- Payers also rely on patient advocacy organizations, peer reviewed articles and treatment guidelines to inform coverage for rare cancers

Source: Soligenix primary market research

Total U.S. revenues during the forecast period > $700M

Pre-launch costs of ~$7M, annual marketing and sales costs of <$10M



$100.0
$80.0
$60.0
$40.0
$20.0
$-
Launch 4Q22
$7.1
$25.2
$46.8
$65.5
$68.8
$72.3
$75.9
$79.8
$83.8
$88.1
$92.5
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032

* Orphan LOE 7 years from launch; process patents expire 2036

Competing products have achieved a level of commercial success despite having inferior profiles compared to SGX301

Product	Price	Sales (est.)	Indication
VALCHOR® *(mechlorethamine)*	~ $4,000 per 60 gm tube	$40 M	2nd line
TARGRETIN® gel *(bexarotene)*	~$32,000 per 60 gm tube	$30 M	2nd line
nbUVB	$20 - $200 per session	$50 M	Not approved

Source: Valchlor= Company estimate; Targretin= Bausch-Health 3Q20 corporate presentation; nbUVB = company estimate based on Medicare HCPCs phototherapy utilization data, estimated commercial payer utilization and knowledge of manufacturer sales

The proprietary brand name and logo for SGX301 have been developed and the brand name has been submitted to FDA for approval

HyBryte

(hypericin) ointment 0.25%

Note: Subject to regulatory approval

Regulatory Status of SGX301

- FDA Orphan Drug and Fast Track designations granted
- UK MHRA Promising Innovative Medicine designation granted
- Anticipated submission timeline
  - All patient visits completed
  - Final database lock and completion of Clinical Study Report Q2 2021
  - **Initial submission of the rolling NDA Q2 2021**
- Result presentations
  - Presentations have been submitted to:
    - American Academy of Dermatology Meeting in March 2021
    - Society for Investigative Dermatology Meeting in May 2021
  - Manuscript to be submitted to the JAMA Dermatology journal

Life cycle management planning includes potential for home use and expanded uses


Clinic Use
Commercial Launch
Home Use
12 - 18 months
Additional Indications
>24 months

Soligenix

SGX301 a Significant Near Term Commercial Opportunity Addressing a Clear Unmet Need

Unmet Need

- Clinicians see need for additional treatment options with fewer side effects
- Most patients cycle through several treatments over course of their disease
- Chronic nature of early stage CTCL and dissatisfaction with current therapies provides opportunity for SGX301

Positive Feedback

- Derms like *efficacy* of SGX301; rapid response with equal effect on both patches and plaques
- Derms like *safety* of SGX301; use of safe, visible light vs. UV light exposure
- 4 of 5 Derms likely to prescribe SGX301

Efficient Commercialization

- Planned launch focused on high volume CTCL specialists
- Targeted sales force of ~20 reps; reaching >80% of high volume prescribers
- Partnership with medical device company, Daavlin, allows convenient end-to-end business solution for companion light unit to customers

Sales Potential

- Anticipated US launch 2H 2022
- Estimated US peak annual sales of >$90M; with life cycle management upside
- Competing 2nd line products with inferior profiles have achieved similar sales

>$90M US Annual Net Sales

Source: Soligenix primary market research

Questions?